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                                 Exhibit 10.2

               AMENDMENT SEVEN TO INSURANCE PROCESSING AGREEMENT


This document is Amendment Seven to the Insurance Processing Agreement made and entered into effective June 1, 1993, and amended by Amendment One to Insurance Processing Agreement dated June 4, 1998; Amendment Two to Insurance Processing Agreement dated September 25, 1998; Amendment Three to Insurance Processing Agreement dated October 19, 1998; Amendment Four to Insurance Processing Agreement dated December 15, 1998, Amendment Five to Insurance Processing Agreement dated March 25, 1999, and Amendment Six to Insurance Processing Agreement dated May 10, 1999 (the "Agreement"), by and between American National Insurance Company ("American National") a Texas corporation, and Legacy Insurance Processing Group ("LMG"), a California corporation.

In consideration of mutual covenants contained herein, the parties agree as follows:

1. Section 6.1 of the Agreement is hereby deleted in its entirety and the following new Section 6.1 shall be substituted therefore:

    "6.1 Subject to termination as hereinafter provided, this Agreement shall remain in force and effect until the close of business on August 15, 1999, the term of this Agreement. This Agreement may be renewed by mutual agreement for additional successive terms of one (1) year unless terminated by either party by prior written notice to the other at least one hundred eighty (180) days prior to the end of the initial term or the renewal term."

2. Except as specifically amended hereby, all terms and provisions of the Insurance Processing Agreement shall remain in full force and effect.


    LEGACY MARKETING GROUP            AMERICAN NATIONAL INSURANCE
                                      COMPANY

    By:      /s/ David A. Skup        By:      /s/ David A. Behrens
             -----------------------           -------------------------------

    Title:   Chief Financial Officer  Title:   Executive V. P. of Independent
             -----------------------           Marketing
                                               -------------------------------

    Witness: /s/ Galina Coleman       Witness: /s/Debra Knowles
             -----------------------           -------------------------------

    Date:    June 24, 1999            Date:    June 30, 1999
             -----------------------           -------------------------------

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